MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2023

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



5.71%
28.63%
65.66%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	25.60%
Communication Services	15.49%
Consumer Discretionary	14.94%
Consumer Staples	13.43%
Healthcare	11.86%
Financials	8.69%
Industrials	3.57%
Materials	0.71%
Utilities	0.00%
Energy	0.00%
Net Cash'	5.71%

TOP 10 HOLDINGS

Mastercard Inc. Class A	11.36%
Apple, Inc.	9.12%
Alphabet, Inc. Class A	7.51%
Novo Nordisk A/S	7.45%
LVMH Moët Hennessey Louis Vuitton ADR	7.43%
Alphabet, Inc. Class C	6.48%
The TJX Companies, Inc.	4.37%
The Hershey Company	3.69%
Nike, Inc. Class B	3.13%
The Estée Lauder Companies, Inc. Class A	2.96%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2022 Portfolio Turnover	6.42%
Net Assets (millions)	$24.40
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
-5.85%
-3.46%
18.58%
21.95%
6.67%
8.08%
7.53%
7.26%
9.96%
9.32%
7.17%
8.27%
7.20%
7.46%
3Q23
Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2005
2010
2015
2020
$37,662

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $37,661.94 on 9/30/23. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

3Q23 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned -5.85% in the third quarter versus -3.46% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.20% versus 7.46% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Financial (Berkshire Hathaway Inc.), Communication Services (Alphabet Inc.) and Healthcare Sectors (Novo Nordisk A/S). Negative factors that impacted investment performance included the Consumer Staples sector (The Estée Lauder Companies, Inc.) and Consumer Discretionary sector (LVMH Moët Hennessy Louis Vuitton SE).

During the quarter, the Fund sold shares of Adyen N.V. to provide liquidity to purchase shares of Elevance Health, Inc. and Northrop Grumman Corporation. The geographic diversification of the Fund as of June 30, 2023, was 65.66% domestic stocks, 28.63% international stocks and 5.71% cash equivalents. The Fund owned shares of common stock in 37 companies.

Manager Commentary:

The third quarter ended on a negative note as the Federal Reserve signaled that they may hold interest rates near current levels through 2024. Since June 30th, the 10-year U.S. Treasury bond yield has increased from 3.818% to 4.572%, its highest level since 2007. The Standard & Poor's 500 Stock Index, which had increased nearly 20% for the year just two months ago, declined by 3.6% during the quarter. The Energy Sector was the only sector in the S&P 500 Index to log positive performance, as oil prices increased by nearly 30% during the quarter. International developed stock markets, as measured by the MSCI EAFE Index, declined by 4.11% while Emerging Markets, as measured by the MSCI Emerging Markets Index declined by 2.93% during the third quarter.

During the third quarter, Nike, Inc. reported an increase in quarterly revenue and better than expected earnings due to reduced expense initiatives and lower inventory levels compared with the year earlier. Alphabet Inc. reported in July that consolidated revenue and operating income increased by 7% and 12% respectively during the quarter. Google Search remained the largest contributor to revenue growth with global market share greater than 90% in online search. The insurance operations of Berkshire Hathaway, Inc. remain important contributors to the overall business, accounting for 30% of its pre-tax earnings. Over the past twelve calendar quarters, the company has repurchased close to $60 billion worth of its common stock, equivalent to $4.9 billion per quarter on average.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of September 30, 2023

	3Q 2023 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-5.85%	18.58%	6.67%	7.53%	9.96%	7.17%	7.20%
MSCI World Index	-3.46%	21.95%	8.08%	7.26%	9.32%	8.27%	7.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com